UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12
Macy's, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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*** Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 15, 2015.

MACY'S INC.

MACY'S INC.
7 WEST SEVENTH STREET
CINCINNATI, OH 45202

Meeting Information
Meeting Type:    Annual Meeting
For holders as of:    March 20, 2015
Date: May 15, 2015    Time: 11:00 a.m. Eastern Time
Location: Macy's Inc. Corporate Offices
7 West 7th Street
Cincinnati, Ohio 45202

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M84110-P62217
Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT    ANNUAL REPORT    FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote .com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:    www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*:    sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2015 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M84111-P62217

Voting Items

The Board of Directors Recommends a Vote "For" the
Following Nominees:
1.    Election of Directors
Nominees:

1a. Stephen F. Bollenbach

1b. John A. Bryant

1c. Deirdre P. Connelly

1d. Meyer Feldberg

1e. Leslie D. Hale

1f. Sara Levinson

1g. Terry J. Lundgren

1h. Joseph Neubauer

1i. Joyce M. Roché

1j. Paul C. Varga

1k. Craig E. Weatherup

1l. Marna C. Whittington

1m. Annie Young-Scrivner

The Board of Directors Recommends a Vote "For" Item 2.

2.	The proposed ratification of the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 30, 2016.

The Board of Directors Recommends a Vote "For" Item 3.

3.	Advisory vote to approve named executive officer compensation.

NOTE: At their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

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